Revenue Recognition (Details) - Schedule of trade receivables, unbilled receivables, contract assets, and contract liabilities (deferred revenues) from contracts with customers (Parentheticals) - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Schedule of trade receivables, unbilled receivables, contract assets, and contract liabilities (deferred revenues) from contracts with customers [Abstract]
Net of allowance for credit losses	$ 3,967	$ 5,071